UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         DECEMBER  28, 2005
                                                 -----------------------------

                                ISLANDS BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                 SOUTH CAROLINA
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                  (State or Other Jurisdiction of Incorporation)

              000-29267                               57-1082388
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        (Commission File Number)          (IRS Employer Identification No.)

       2348 BOUNDARY STREET, BEAUFORT, SOUTH CAROLINA            29902
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           (Address of Principal Executive Offices)            (Zip Code)

                                  (843) 521-1968
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              (Registrant's Telephone Number, Including Area Code)

                                   NOT APPLICABLE
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            (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 --- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

      On December 28, 2005, the Company mailed to its shareholders the attached correspondence regarding recent changes to the Company's senior management and the strategic direction of the Company. The letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBIT NO.        DESCRIPTION
     -----------        -----------
        99.1            Letter to Shareholders dated December 27, 2005.

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ISLANDS BANCORP

Dated:  December 28, 2005

                                      By:  /s/ John R. Perrill
                                           ---------------------------------

                                      Name:  John R. Perrill
                                             -------------------------------

                                      Title:  Acting Chief Executive Officer
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
EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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    99.1         Letter to Shareholders dated December 27, 2005.